UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2003

333-63768
(Commission File Number)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
OPERATING PARTNERSHIP, L.P.	FINANCE CORP
(Exact name of registrant as	(Exact name of registrant as
specified in its charter)	specified in its charter)

75-2648837	52-2321015
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
FINANCE CORP II	FINANCE CORP III
(Exact name of registrant as	(Exact name of registrant as
specified in its charter)	specified in its charter)

73-1658708	46-0467463
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

DELAWARE
(State or other jurisdiction of incorporation)

1010 WISCONSIN AVENUE, N.W.
WASHINGTON, D.C. 20007
(Address of principal executive offices)

Registrants’ telephone number, including area code: (202) 295-1000

ITEM 9. REGULATION FD DISCLOSURE

     The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On May 8, 2003, MeriStar Hospitality Corporation issued a press release announcing its results for the first quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated as of May 8, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. MERISTAR HOSPITALITY FINANCE CORP. MERISTAR HOSPITALITY FINANCE CORP. II MERISTAR HOSPITALITY FINANCE CORP. III

By: MERISTAR HOSPITALITY CORPORATION, ITS GENERAL PARTNER

By: /s/ Jerome J. Kraisinger Jerome J. Kraisinger Executive Vice President, Secretary and General Counsel

Date: May 8, 2003